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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                  FORM 8 - K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of Event Reported):  NOVEMBER 13, 1995


                         AMERIQUEST TECHNOLOGIES, INC.
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            (Exact name of Registrant as specified in its charter)


                                   DELAWARE
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                (State or other jurisdiction of incorporation)


         1-10397                                         33-0244136
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   (Commission file number)                  (IRS employer identification no.)


  3 IMPERIAL PROMENADE, SUITE 300, SANTA ANA, CALIFORNIA  92707
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   (Address of principal executive offices)            (Zip code)


                                (714) 445-5000
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             (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS.

     As previously reported in the Registration Statement of AmeriQuest Technologies, Inc. (the "Company") on Form S-4 under the Securities Act of 1933,
                         -------
as amended (the "Securities Act") (File No. 33-57611), the Company acquired
                 --------------
Robec, Inc. ("Robec") in a reverse triangular merger.  On November 13, 1995, the
              -----
merger was consummated. RI Acquisition, Inc., a wholly-owned subsidiary of the Company, was merged with and into Robec, with Robec being the surviving corporation and becoming a wholly-owned subsidiary of the Company. In the merger, the previously outstanding shares of Robec were canceled, the Company issued 3,969,905 shares of Common Stock in exchange for the Robec shares and the outstanding Robec stock options were converted into options to purchase up to 346,065 shares of the Company's Common Stock. Robert H. Beckett, the Chairman and Chief Executive Officer of Robec will become a director of the Company.

     The merger was effectuated pursuant to an Agreement and Plan of Reorganization that was entered into in August 1994 and has been subsequently amended. Under that agreement, as amended, four principal shareholders of Robec, including Mr. Beckett (the "Principal Robec Shareholders"), exchanged in
                                   ----------------------------
September 1994 2,224,029 of their shares of Robec Common Stock for 1,402,805 shares of the Company's Common Stock. As a result of the exchange, the Company acquired 50.1% of the outstanding shares of Robec Common Stock. The agreement, as amended, also required the Company to issue additional shares to the Principal Robec Shareholders upon consummation of the merger if the market value of the Company's Common Stock (during specified periods preceding the date of the meeting of Robec's Shareholders held to consider the merger) was below $3.00. As a result of this requirement, the Company was obligated to issue an additional 2,583,010 shares of Common Stock to the Principal Robec Shareholders upon consummation of the merger. The issuance of that number of shares of Common Stock, together with the other shares issued or issuable in the merger, would have exceeded the authorized number of shares of the Company's Common Stock. In order to resolve this difficulty and to satisfy certain regulatory requirements, the Company entered into an agreement on November 10, 1995 with the Principal Robec Shareholders pursuant to which the Company issued to the Principal Robec Shareholders 25,830.10 shares of a newly created Series G Preferred Stock of the Company, which shares will be converted into 2,583,010 shares of Common Stock when all three of the following events have occurred: (a) the Company's stockholders will have approved (i) the conversion of the Series G Preferred Stock into Common Stock and (ii) an increase in the authorized number of shares of the Company's Common Stock to a number sufficient to accommodate the conversion (as well as the Company's other convertible securities, warrants and stock options) and (iii) the Company will have caused a shelf registration statement to become effective on Form S-3 under the Securities Act that would enable the Principal Robec Shareholders to resell in the public market the shares of the Company's Common Stock that they receive upon conversion of the Series G Preferred Stock. (The Company will be obligated to
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keep the registration statement effective for two or three years, depending upon certain circumstances.)

     The Company is obligated to use its best efforts to cause these events to occur as soon as practicable. For the period commencing September 29, 1995 and ending on the earlier of the date on which the Series A Preferred Stock is converted into Common Stock or April 30, 1996, the Company will pay a dividend on the Series G Preferred Stock at the rate of 15% per annum (based on the deemed initial issuance price of $1.1875 per share of Common Stock into which the Series G Preferred Stock may be convertible), which dividend will be payable on the date of conversion into shares of the Company's Common Stock (valued for the purposes of the dividend at $1.1875 per share). If the Series G Preferred Stock is not converted until after April 30, 1996, the Company thereafter will pay a dividend equal to 10% per month on the Series G Preferred Stock, payable in shares of the Company's Common Stock on the last day of each month thereafter (or on the date of conversion, if the Series G Preferred Stock is converted during any month thereafter).

     The Series G Preferred Stock will have voting rights on an as-if-converted to Common Stock basis.

     If not converted before November 2000, each holder of any outstanding Series G Preferred Stock will have the right to cause the Company to redeem such holder's shares of Series G Preferred Stock at a price equal to the liquidation preference ($1.1875 per share of Common Stock into which the Series A Preferred Stock may be convertible) plus any accrued and unpaid dividends.

     On November 10, 1995, the Company's majority stockholder, Computer 2000, Inc. (a wholly-owned subsidiary of Computer 2000 AG), agreed (a) to vote its shares of the Company's capital stock in favor of approving the conversion of the Company's Series A Preferred Stock and increasing the Company's authorized number of shares of Common Stock and (b) to use its best efforts to cause the Company to fulfill its obligations to cause the resale of the shares issued upon conversion of the Series G Preferred Stock to be registered on Form S-3, as indicated above.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (c)  Exhibits

       2.01 Plan of Merger merging RI Acquisition, Inc. with and into Robec, Inc. (incorporated by reference to Exhibit 2.01 to the Registrant's Registration Statement on Form S-4 under the Securities Act of 1933, as amended (File No. 33-57611) (the "Robec S-4") and the Amended and Restated Agreement and Plan of
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Reorganization dated as of August 11, 1994, as amended, among the Robert H.
Beckett, Robert S. Beckett, Alexander C. Kramer, Jr. and G. Wesley McKinney (collectively, the "Principal Robec Stockholders"), the Registrant and Robec,
                    ----------------------------
Inc. (incorporated by reference to Exhibit 2.01 to the Robec S-4 and, together with the Plan of Merger, included as Appendices to the prospectus contained in the Robec S-4).
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       3.01  Certificate of Designations of the Registrant dated November 9,
1995 with respect to the Registrant's Series G Preferred Stock (incorporated by reference to Exhibit A to Exhibit 10.01 below).

       10.01 Exchange Agreement dated as of November 10, 1995 among the Principal Shareholders and the Registrant.

       10.02 Voting Agreement dated as of November 10, 1995 by Computer 2000 AG for the benefit of the Principal Robec Shareholders and the directors of Robec, Inc.



                                  SIGNATURES
                                  ----------

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   AMERIQUEST TECHNOLOGIES, INC.



Date:  November 27, 1995                           By   /s/ Steve DeWindt
                                                        ------------------------
                                                        Steve DeWindt
                                                        Chief Executive Officer